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RYDEX SERIES FUNDS

Supplement dated July 30, 2021 to the currently effective Class A, Class C, and Institutional Class shares Statutory Prospectus for the Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and Commodities Strategy Fund (the "Prospectus").

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective August 1, 2021, the description of the "Front-End Sales Charge Waivers for Class A Shares Available at Merrill Lynch" in Appendix A ("Sales Charge Waivers and Discounts Through Intermediaries") of the Prospectus is deleted in its entirety and replaced with the following:

Front-End Sales Charge Waivers for Class A Shares Available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);

•Shares purchased through a Merrill Lynch affiliated investment advisory program;

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales charge waivers and discounts;

•Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform;

•Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds"));

•Shares exchanged from Class C shares of the same Fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers;

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•Directors or Trustees of the Funds, and employees of the Advisor or any of its affiliates, as described in the Prospectus; and

•Eligible shares purchased with the proceeds of redemptions within the Guggenheim Funds provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

Please retain this supplement for future reference.

ALTS-COM-SUP-0721x0522

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